UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2025

Equitable Financial Life Insurance Company of America

(Exact name of registrant as specified in its charter)

Arizona	333-65423	86-0222062
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8501 IBM Drive, Suite 150 Charlotte, North Carolina	28262
(Address of principal executive offices)	(Zip Code)

(212) 554-1234

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

On February 23, 2025, Equitable Financial Life Insurance Company of America, an Arizona-domiciled insurance company (the “Company”), Equitable Financial Life Insurance Company, a New York-domiciled insurance company (“EFLIC”), and Equitable Financial Life and Annuity Company, a Colorado-domiciled insurance company (“EFLA” and, together with EFLIC and EFLA, the “Ceding Companies” and each, a “Ceding Company”), entered into a Master Transaction Agreement (the “Agreement”) with RGA Reinsurance Company, a Missouri-domiciled insurance company (“Reinsurer”), pursuant to which, among other things, at the closing of the transactions contemplated thereby, Reinsurer and the Company will enter into a separate coinsurance and modified coinsurance agreement (the “Reinsurance Agreement”) pursuant to which the Company will cede to the Reinsurer, on a combined coinsurance and modified coinsurance basis, a 75% quota share of the Company’s in-force individual life insurance block (the “Reinsured Contracts”).

Reinsurer will deposit assets supporting the general account liabilities relating to the Reinsured Contracts into a separate trust account for the benefit of the Company, which assets will secure its obligations to the Company under the Reinsurance Agreement. The Company will reinsure the separate accounts relating to the Reinsured Contracts on a modified coinsurance basis. In addition, the investment of assets in the trust account will be subject to investment guidelines and certain capital adequacy related triggers will require enhanced funding. The Reinsurance Agreement also contains additional counterparty risk management and mitigation provisions.

Under the terms of the Agreement, within three months of the closing of the transactions, AllianceBernstein L.P., an affiliate of the Company (“AB”), is expected to enter into an investment advisory agreement with Reinsurer, with specific terms to be agreed between the date hereof and the closing of the transactions, pursuant to which AB will manage certain assets to be specified representing approximately 70% of assets supporting the reserves associated with the ceded policies under the reinsurance agreements with all of the Ceding Companies for, subject to certain provisions, a minimum of twenty-five years. The Company will continue to administer the Reinsured Contracts.

The Agreement contains customary representations and warranties as well as covenants by each of the parties. The representations and warranties in the Agreement are the product of negotiation among the parties to the Agreement and are for the sole benefit of such parties. Any inaccuracies of such representations and warranties are subject to waiver by such parties in accordance with the Agreement without notice or liability to any other person. In some instances, the representations and warranties in the Agreement may represent an allocation among the parties of risk associated with particular matters, and the assertions embodied in those representations and warranties are qualified by information disclosed by one party to the other in connection with the execution of the Agreement. Consequently, persons other than the parties to the Agreement may not rely upon the representations and warranties in the Agreement as characterizations of actual facts or circumstances as of the date of the Agreement or as of any other date. The Company and Reinsurer have agreed to indemnify the other party and their respective affiliates with respect to certain losses arising out of or resulting from breaches of its representations, warranties and covenants, as well as for certain other matters.

The transaction is expected to close in mid-2025. The consummation of the closing under the Agreement is subject to the satisfaction or waiver of customary closing conditions specified in the Agreement, including, among other things, (i) the receipt of required regulatory approvals, without imposing a burdensome condition, and (ii) absence of a material adverse effect on Reinsurer (in the case of the Company) or the Reinsured Contracts (in the case of Reinsurer), subject to certain exceptions and qualifications.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Safe Harbor

Certain of the statements included in this Current Report on Form 8-K constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “expects,” “believes,”

“anticipates,” “forecasts,” “intends,” “seeks,” “aims,” “plans,” “assumes,” “estimates,” “projects,” “should,” “would,” “could,” “may,” “will,” “shall” or variations of such words are generally part of forward-looking statements. Forward-looking statements are made based on management’s current expectations and beliefs concerning future developments and their potential effects upon the Company and its consolidated subsidiaries. These forward-looking statements include, but are not limited to, statements regarding projections, estimates, forecasts and other financial and performance metrics and projections of market expectations. “We,” “us” and “our” refer to the Company and its consolidated subsidiaries, unless the context refers only to the Company as a corporate entity. There can be no assurance that future developments affecting the Company will be those anticipated by management. Forward-looking statements include, without limitation, all matters that are not historical facts.

These forward-looking statements are not a guarantee of future performance and involve risks and uncertainties, and there are certain important factors that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements, including, among others: (i) conditions in the financial markets and economy, including the impact of geopolitical conflicts, changes in tariffs and trade barriers, and related economic conditions, equity market declines and volatility, interest rate fluctuations and changes in liquidity and access to and cost of capital; (ii) our ability to satisfy the customary closing conditions in connection with the reinsurance transactions described herein; (iii) operational factors, remediation of our material weakness, indebtedness, protection of confidential customer information or proprietary business information, operational failures, our service providers, potential strategic transactions, changes in accounting standards, and catastrophic events, such as the outbreak of pandemic diseases; (iv) credit, counterparties and investments, including counterparty default on derivative contracts, failure of financial institutions, defaults by third parties and affiliates and economic downturns, defaults and other events adversely affecting our investments; (v) our reinsurance and hedging programs; (vi) our products, structure and product distribution, including variable annuity guaranteed benefits features within certain of our products, variations in statutory capital requirements, financial strength and claims-paying ratings and key product distribution relationships; (vii) estimates, assumptions and valuations, including risk management policies and procedures, potential inadequacy of reserves and experience differing from pricing expectations or reserves, amortization of deferred acquisition costs and financial models; (viii) recruitment and retention of key employees and experienced and productive financial professionals; (ix) subjectivity of the determination of the amount of allowances and impairments taken on our investments; and (x) legal and regulatory risks, including federal and state legislation affecting financial institutions, insurance regulation and tax reform.

Forward-looking statements should be read in conjunction with the other cautionary statements, risks, uncertainties and other factors identified in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, as amended or supplemented in our subsequently filed Quarterly Reports on Form 10-Q, including in the section entitled “Risk Factors,” and elsewhere in the Quarterly Reports on Form 10-Q. You should read this Form 8-K completely and with the understanding that actual future results may be materially different from expectations.. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

Date: February 24, 2025	By:	/s/ Ralph Petruzzo
	Name:	Ralph Petruzzo
	Title:	Deputy General Counsel